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                                                                  EXECUTION COPY

                         AUTOMOBILE LOAN SALE AGREEMENT

        THIS AUTOMOBILE LOAN SALE AGREEMENT (this "Agreement") is by and among First Fidelity Acceptance Corp., a Nevada corporation ("FFAC" or "Originator"), Greenwich Capital Financial Products, Inc., a Delaware corporation ("GCFP" or "Seller"), and AutoBond Acceptance Corporation, a Texas corporation ("Buyer"), and dated as of the 30th day of September, 1996.

                              W I T N E S S E T H:

        WHEREAS, this Agreement governs the sale, transfer and assignment by Seller to Buyer of automobile retail installment sale contracts and other incidents thereof in accordance with the terms of this Agreement; and

        WHEREAS, each Receivable (hereinafter defined) sold hereunder by Seller to Buyer was purchased by Seller from Originator and will be subject to the warranties, representations, covenants and agreements made by Originator herein and such warranties and representations are made for the benefit of Buyer and its successors and permitted assignees; and

        WHEREAS, Seller desires to sell, transfer and assign to Buyer the Receivables, together with the security agreement, title certificate and any and all other security documents, agreements or other instruments relating thereto.

        NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants herein set forth and other good and valuable consideration, and for reasonably equivalent value, the receipt and sufficiency of which are hereby acknowledged, Buyer, Originator and Seller hereby agree as follows:

1.      DEFINITIONS

        The following terms will have the meanings set forth therefor herein:

        ADDITIONAL  CONSIDERATION  has the  meaning  assigned  to  such  term in
Section 2(c).

        ADDITIONAL  RECEIVABLES has the meaning assigned to such term in Section
9.

        AFFILIATE  means  any  Person  owned or  controlled  by or under  common control with any other Person. For purposes of this definition "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether though the ownership of voting securities or otherwise.




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        AGREEMENT means this Automobile Loan Sale Agreement,  and all amendments hereof and supplements hereto.

        ALP INSURANCE POLICIES means the policies issued by Agricultural Excess and Surplus Insurance Co., a subsidiary of Great American Insurance Companies, in the forms attached hereto as Exhibit B.

        AMOUNT FINANCED means, with respect to a Receivable, the amount advanced to, or for the benefit of, the related Obligor under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

        ANNUAL PERCENTAGE RATE OR APR of a Receivable means the annual rate of finance charges stated in the related Receivable.

        ASSIGNEE means any special purpose entity formed by Buyer or any of its Affiliates in connection with a securitization of all or a portion of the Receivables.

        BUSINESS DAY means any day other than a Saturday, a Sunday or a legal holiday on which banks are not open for regular business in the state of New York.

        CLOSING DATE means September 30, 1996.

        CREDIT  DEFAULT  INSURANCE  has the  meaning  assigned  to such  term in
Section 2(d).

        CUTOFF DATE means September 1, 1996.

        DEALER means the dealer who sold a Financed Vehicle and who originated and assigned the related Receivable to Originator under an existing agreement between such dealer and Originator.

        FINANCED VEHICLE means an automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the related Receivable.

        GUARANTEE  FEE  CERTIFICATES  has the  meaning  assigned to such term in
Section 2(c).

        INSURANCE PAYMENT has the meaning assigned to such term in Section 2(d).

        LEGAL FILES means, with respect to each Receivable, the fully executed original of such Receivable with fully executed assignment from the related Dealer to Originator, a fully executed assignment in blank from Originator, with all intervening assignments showing a complete chain of assignment from the related Dealer to the Person assigning it to Buyer (each such assignment being sufficient to transfer all right, title and interest of the party so assigning, as holder or assignee thereof, in and to such Receivable), the original certificate of title or the Title Package, or such other documents evidencing the

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security  interest of Norwest on behalf of  Originator,  or the  Originator,  as applicable, in the Financed Vehicle, and evidence of verification of physical damage insurance coverage and a copy of Obligor's credit application.

        LIEN means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

        NORWEST means Norwest Bank Minnesota, National Association, a national banking association.

        OBLIGOR on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

        PERSON means and includes any individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity or government or any agency or political subdivision thereof, whether acting in an individual, fiduciary or other capacity.

        PRINCIPAL BALANCE of a Receivable, as of any day, means the Amount Financed minus the portion of all payments made by or on behalf of the related Obligor on or prior to such day and allocable to principal using the Simple Interest Method.

        PROGRAM GUIDELINES means the First Fidelity Acceptance Corp. Program Guidelines, a copy of which is attached hereto as Exhibit C.

        PURCHASE PRICE means the amount set forth in the separate settlement schedule agreed to by Seller and Buyer on the date hereof. The parties agree that such settlement schedule is intended to represent, among other things, the amount of interest accrued on each Receivable from the last paid to date for such Receivable as of the close of business on September 25, 1996, to but excluding the Closing Date. In the event such schedule proves to be inaccurate, the parties agree to adjust the Purchase Price accordingly.

        RECEIVABLE means each retail installment sale contract identified in the Schedule of Receivables and sold to Buyer hereunder.

        RECEIVABLE FILES means, (a) a legible copy of the fully executed original of the Receivable; (b) the original credit application fully executed by Obligor; (c) a legible copy of the original certificate of title or such documents that Originator or any third party servicer shall have kept on file in accordance with its customary procedures, evidencing the security interest of Norwest on behalf of Originator, or Originator, as applicable, in the Financed Vehicle; and (d) any and all other documents that Originator or any third party servicer shall keep on file, or that Originator shall have previously confirmed pursuant to its standard document checklist and delivered to such servicer, relating to a Receivable, an Obligor or a Financed Vehicle.

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        RESERVE  FUND  ACCOUNT has the meaning  assigned to such term in Section
2(c).

        SCHEDULE OF RECEIVABLES means the Schedule of Receivables attached hereto as Exhibit A, as such schedule may be amended or supplemented from time to time up to the Closing Date.

        SIMPLE INTEREST METHOD means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the Annual Percentage Rate multiplied by the unpaid principal balance divided by 365, such amount multiplied by the number of days elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

        TITLE PACKAGE means the application for title to a Financed Vehicle and a copy of the existing title, lien entry form, letter of guaranty or receipt of registration, or such other similar documents, as applicable, in each case noting the lien of either Norwest or the Originator on the Financed Vehicle.

        UCC means the Uniform Commercial Code as in effect in the relevant jurisdiction.

        VSI POLICY means the vendors single interest insurance policy issued by Interstate Fire and Casualty Company, in the form attached hereto as Exhibit D.

2.      PURCHASE AND SALE PROVISIONS

        (a) Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller all of Seller's right, title and interest in and to the Receivables and their related Receivable Files and Legal Files, for the Purchase Price to be paid to Seller and the Additional Consideration to be paid to Originator, and subject to the terms and conditions set forth in this Agreement. Buyer and Seller hereby agree that the purchase of any Receivables will be without recourse against Seller except as provided herein. Originator and Buyer hereby agree that Buyer shall have such recourse, rights and remedies against Originator for breach of any representation, warranty or covenant of Originator expressly set forth herein. Buyer shall pay to Seller on the Closing Date the Purchase Price in the form of electronic fund transfer.

        The parties hereto intend that the conveyance hereunder be a sale. In the event that the conveyance hereunder is not for any reason considered a sale, the parties intend that Seller be deemed to have granted to Buyer a first priority perfected security interest in, to and under the Receivables, and other property conveyed hereunder and all proceeds and products of any of the foregoing and that this Agreement constitute a security agreement under applicable law.

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        (b) In  consideration of Buyer's delivery on the Closing Date to or upon the order of Seller of the Purchase Price with respect to the Receivables, Seller does hereby sell, transfer, assign, set over and otherwise convey to Buyer, without recourse, all right, title and interest of Seller in and to:

                    (i)  the Receivables listed on the Schedule of Receivables;

                   (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to such Receivables and any other interest of Seller in such Financed Vehicles;

                  (iii) any proceeds with respect to such Receivables from claims on the ALP Insurance Policies, the VSI Policy and any other physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors;

                   (iv) all of Seller's rights under each existing agreement with a Dealer and any proceeds with respect to such Receivables from recourse to Dealers thereon;

                    (v) any Financed Vehicle that shall have secured any such Receivable and shall have been acquired by or on behalf of Seller or Buyer;

                   (vi) all documents relating to the Receivables, including the Legal Files and the Receivable Files;

                  (vii) all collections of principal from the Receivables received on and after the Cutoff Date and all collections of interest from the Receivables received on and after September 26, 1996; and

                  (viii) all proceeds and records (including computer records) relating to any and all of the foregoing.

        (c) In consideration for Originator (x) releasing any retained interest in the Receivables which it may have, and (y) making the representations and warranties contained herein and undertaking to perform its obligations hereunder, Buyer agrees to the following (the "Additional Consideration"):

                    (i) Buyer shall contribute to Originator, and Originator shall contribute to AutoBond Funding Corporation 1996-C, a Delaware corporation, for deposit into a reserve fund (the "Reserve Fund Deposit") related to the securitization of the Receivables, an amount equal to 2% of the Principal Balance of the Receivables as of the Cutoff Date; and

                   (ii) In connection with Buyer's financing and securitization of the Receivables, Buyer will grant to Originator the guarantee fee certificates (the "Guarantee Fee Certificates"), in the form attached hereto as Exhibit I,

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        representing the right to receive the guarantee fee (as described in the
        Guarantee Fee Certificates) generated by the Receivables and, including all amounts released from the Reserve Fund Account relating to the Receivables, in each case after the B certificate notes for the related securitization are retired.

        (d) On each business day prior to the Closing Date, Buyer shall forward to Seller a list of Receivables that it has agreed to purchase hereunder. Upon receipt of such list, Seller shall immediately cause the Legal Files and Receivable Files with regard to each Receivable included on such list to be forwarded to Norwest for processing in contemplation of the anticipated securitization thereof. Seller's obligation to deliver such files shall be contingent upon the issuance by Norwest to Seller of a trust receipt regarding each such file it receives stating that Norwest is holding such file in trust for the benefit of Seller until the Closing Date. In addition, upon receipt of the foregoing list of Receivables, Seller shall wire transfer to the account of Buyer in immediately available funds an amount (the "Insurance Payment") equal to 5 % of the Principal Balance of the Receivables included in such list as of the date of such list. Buyer shall be obligated to use the Insurance Payment to purchase credit default insurance ("Credit Default Insurance") with regard to such Receivables. In the event that Buyer does not enter into a securitization transaction with the Receivables on the Closing Date, all Legal Files and Receivable Files shall be immediately returned by Norwest to Seller and Buyer shall immediately repay to Seller the aggregate amount of all Insurance Payments paid to Buyer by Seller to purchase Credit Default Insurance pursuant to this paragraph (d).

3.      ASSIGNMENT OF INSURANCE

        Seller further hereby sells, assigns, transfers and sets over to Buyer in connection with the Receivables purchased hereunder all of Seller's interest under each and every policy or certificate of insurance, if any, to the extent such relates to the Receivables, together with all pending insurance claims, if any, and the proceeds thereof, if any, in connection with any of the Receivables. Originator agrees to use its best efforts to cause Buyer to be named as an additional named insured under such policies with respect to the Receivables, and Originator shall notify or cause to be notified the insurance carriers of this Agreement to cause Buyer to be named as an additional insured under such policies with respect to the Receivables and Buyer will instruct said carriers to pay to Buyer any and all funds, unearned premiums, and returned premium claims due or hereafter to become due to Seller or Originator to the extent such amounts are received after the Cutoff Date and relate to the Receivables.

4.      REPRESENTATIONS AND WARRANTIES OF ORIGINATOR

        (a) Originator makes the following representations and warranties as to the Receivables on which Buyer is deemed to rely in acquiring the Receivables. Such representations and warranties speak as of the Closing Date (unless otherwise indicated) and shall survive the sale of the Receivables to Buyer and the subsequent transfer and assignment thereof by Buyer to any Assignee.

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                    (i)  Due  Organization.  Originator  is a  corporation  duly organized, validly existing and in good standing under the laws of the state of its incorporation, and it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

                   (ii) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by Originator and no other acts or proceedings on the part of Originator are necessary to authorize this Agreement or the transactions contemplated hereby, and this Agreement constitutes a valid and legally binding obligation of Originator.

                  (iii) No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by Originator with the provisions hereof, will violate, conflict with or result in a breach of, or constitute a default under, the charter or by-laws of Originator or any instrument or agreement to which Originator is a party or by which it is bound, any federal or state statute, or any judicial or administrative decree, order or ruling applicable to Originator.

                   (iv) Characteristics of Receivables. Each Receivable (1) was originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in U.S. dollar denominations in the ordinary course of such Dealer's business, was fully and properly executed by the parties thereto, was purchased by Originator from such Dealer under an existing dealer agreement with Originator, and was validly assigned by such Dealer to Originator in accordance with its terms, (2) has created a valid, subsisting and enforceable first priority security interest in favor of either Norwest, on behalf of the Originator, or in favor of Originator, as applicable, in the Financed Vehicle, which security interest has been validly assigned by Originator to Seller, and is assignable by Seller to Buyer and by Buyer to others, (3) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (4) provides for level monthly payments (provided, that the payment in the first or last month in the life of the Receivable may be minimally different from the level payments) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, and (5) was originated in accordance with the Program Guidelines unless otherwise agreed to by Buyer.

                    (v) Schedule of Receivables. The information set forth in the Schedule of Receivables is true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to Buyer were utilized in selecting the Receivables. The computer tape or other listing regarding the Receivables made available to Buyer and its assigns is true and correct in all respects.

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                   (vi) Compliance with Law. Each Receivable and the sale of the
        Financed Vehicle complied at the time it was originated or made and on the Closing Date complies in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including without limitation usury laws, the federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                 (vii) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of Obligor, enforceable by the holder thereof in accordance with its terms.

                 (viii) No Government, Corporate or Fleet Obligor. None of the Receivables is due from the United States of America or any state or from any agency, department or instrumentality of the United States of America or any state or political subdivision thereof. All of the Receivables are due from Obligors who are natural persons or, if any Obligor is not a natural person, (a) such entity is an Obligor with respect to five or fewer financed vehicles and (b) the related Receivable or Receivables have the benefit of the personal guaranty of a natural person or persons. No Receivable has been included in a "fleet" sale (i.e., a sale to any single Obligor of more than five Financed Vehicles).

                   (ix) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment and transfer thereof, each Receivable is secured by a validly perfected first security interest in the Financed Vehicle in favor of either Norwest, on behalf of Originator, or the Originator, as applicable, as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first security interest in the Financed Vehicle in favor of either Norwest, on behalf of Originator, or Originator, as applicable, as secured party. Originator and Seller agree to cooperate with Buyer, at Buyer's expense, in all reasonable actions necessary to evidence the valid perfection of a first security interest in the Financed Vehicle in favor of Buyer as secured party upon the reasonable request of Buyer.

                    (x) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                   (xi) No Waiver. No provision of a Receivable has been waived.

                  (xii) No Amendments. No Receivable has been amended such that the amount of Obligor's scheduled payments has been increased or decreased except for increases resulting from the inclusion of any fees and charges resulting

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        from the  collection or  enforcement  of the  Receivable,  to the extent permitted by law, and premiums for force placed physical damage insurance covering the Financed Vehicle.

                   (xiii)  No  Defenses.   No  right  of   rescission,   setoff,
        counterclaim or defense exists against any Receivable nor has any such defense been asserted or threatened with respect to any Receivable.

               (xiv) No Liens. No liens or claims have been filed for work, labor or materials relating to a Financed Vehicle that are liens prior to, or equal to or coordinate with, the security interest in the Financed Vehicle granted by any Receivable.

                   (xv) No Default. No default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred other than any such default, breach, violation or event which has been cured; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and Originator has not waived any of the foregoing.

                  (xvi) Insurance. (a) Originator, in accordance with its customary procedures, has determined that Obligor has obtained physical damage insurance covering the Financed Vehicle and under the terms of the Receivable Obligor is required to maintain such insurance, (b) each Receivable purchased on September 30, 1996 pursuant to the terms hereof is covered by one of the ALP Insurance Policies and (c) each Receivable is covered by the VSI Policy.

                 (xvii) Title. No Receivable has been sold, transferred, assigned or pledged by Originator to any Person other than Seller, except for Receivables for which releases of security interests (as such term is defined in the UCC) have been delivered to Seller. Immediately prior to the transfer and assignment by Originator to Seller, Originator had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon the transfer herein contemplated, Buyer shall have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests and rights of others; and the transfer has been perfected under the UCC. Without limiting the generality of the foregoing, no Dealer has any right, title or interest in respect of any Receivable.

                (xviii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or any Receivable under this Agreement is unlawful, void or voidable.

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                   (xix) All Filings Made.  All filings  (including UCC filings)
        necessary in any jurisdiction to give Buyer a first perfected ownership interest in the Receivables shall have been made.

                    (xx) One Original. There is only one original executed copy of each Receivable and related Dealer assignment.

                   (xxi) Simple Interest Receivables. Each Receivable provides that all allocations of payments with respect to principal and interest, and the determination of periodic charges and the like, are made using the Simple Interest Method, based on the actual number of days elapsed and the actual number of days in the calendar year.

                  (xxii) No Bankruptcies. Other than as expressly permitted by the Program Guidelines, no Obligor on any Receivable as of the Cutoff Date was noted in the related Receivable File as having filed for bankruptcy.

                 (xxiii) No Repossessions. No Financed Vehicle securing any Receivable is in repossession status.

                  (xxiv) Chattel Paper. Each Receivable constitutes "chattel paper" as defined in the UCC.

                   (xxv) Receivables Representation as of September 25, 1996. No Receivable has, as of the close of business on September 25, 1996, been assigned by any third party servicer for repossession due to default, insurance claim (including physical damage resulting in total loss of the related Financed Vehicle), bankruptcy or for being 59 days or more delinquent.

                  (xxvi) Additional Representations and Warranties. In addition to the foregoing, Originator represents and warrants that:

                          (1) the down payment described in the Receivable was paid to the related Dealer in the manner stated therein;

                          (2)  the  Financed   Vehicle  securing  the  Obligor's
                          obligation to pay under the related Receivable has been delivered to and accepted by the Obligor;

                          (3) each Receivable has been entered into by the related Dealer pursuant to Originator's standard form of dealer agreement, copies of which have previously been furnished to Buyer;

                          (4) the dealer agreements relating to the Receivables are in effect and the Originator's rights thereunder with regard to the

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



                          Receivables have been validly assigned to the Seller, and are enforceable against the related Dealer by the Originator or its assignee, along with any other rights of recourse which the Originator has against the related Dealer, without prejudice to any rights
                          (A) Seller may have against Originator and (B) Originator may have against the related Dealer with regard to receivables that are not being sold hereby;

                          (5) this Agreement and the related Bill of Sale constitutes a valid sale, transfer, assignment, set-over and conveyance to Buyer of all right, title and interest of Originator in and to such Receivables now existing and hereafter created, and upon its receipt of such Receivables and payment of the Purchase Price and the Additional Consideration, Buyer will have title to such Receivables free and clear of any adverse claim relating to Originator;

                          (6) there are no procedures or investigations pending or, to the best of Originator's knowledge, threatened before any governmental authority (A) asserting the invalidity of such Receivables or (B) seeking a determination or ruling that might materially and adversely affect the validity or enforceability of such Receivables;

                          (7) Originator has duly fulfilled all obligations on its part to be fulfilled under or in connection with such Receivables and has done nothing to impair the rights of Buyer in such Receivables or the rights of Buyer in the proceeds with respect thereto;

                          (8) the Bill of Sale has been duly executed and delivered by Originator;

                          (9) the residence of the related Obligor is located within the borders of the United States of America;

                          (10) there is only one original of each of the Receivables, which has been delivered to Norwest;

                          (11) each Receivable satisfies the following criteria:
                          (A) the total amount financed by such Receivable does not exceed $40,000, (B) such Receivable was not purchased by the Originator at a discount greater than 19%, (C) the APR for such Receivable is not less than
                          14.5 % per annum, (E) the original term to maturity of such Receivable does not exceed 60 months, (F) such Receivable has not less than 12 monthly

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



                          payments annually scheduled at origination, and (G) such Receivable shall not have an original maturity date later than March 15, 2002;

                          (12) no extension shall have been granted on any Receivable to beyond June 15, 2002;

                          (13) No Insolvency. Originator has not transferred and will not transfer any property or incurred any obligation hereunder with the intent to hinder, delay or defraud any Person. Originator is not insolvent nor does it expect to become insolvent as a result of this Agreement. Originator is not engaged in nor does it expect to engage in a business for which its remaining property represents an unreasonably small capitalization. Originator does not intend to incur nor does it believe that it will incur indebtedness that it will not be able to repay at its maturity; and

                          (14) Reasonably Equivalent Value. In exchange for the Receivables, Originator has received the Purchase Price, as set forth in the Purchase Price Letter (each as defined in the Sale and Servicing Agreement) for its sale of the Receivables to Seller. In addition, in exchange for the Reserve Fund Deposit and its undertakings hereunder, Originator will receive the Additional Consideration, including the right to amounts released from the securitization of the Receivables pursuant to the Guarantee Fee Certificate. In such case, such transfers will bring Originator reasonably equivalent value for its sale of the Receivables and its Reserve Fund Deposit.

        (b) In the event of a breach of any of the foregoing warranties and representations that has a material and adverse affect on the interests of Buyer or its Assignee in and as to such Receivable, and Originator does not cure such breach to the satisfaction of Buyer within 30 days of notice by Buyer or its Assignee of such breach, Originator will, upon Buyer's demand, immediately repurchase such Receivable for an amount equal to the unpaid balance owing on said Receivable plus interest owing on such Receivable to the date of repurchase, provided, however, Originator will pay interest owing on such Receivable to the end of the month of repurchase if so required by a securitization to which an Assignee is a party. Originator further agrees to reimburse Buyer and Seller for any and all reasonable and customary out-of-pocket costs, including reasonable attorneys' fees, that Buyer or Seller may sustain as a result of Originator's breach of any warranty or representation herein.

        The right to require Originator to repurchase Receivables hereunder, the right of reimbursement described above and the indemnity set forth in Section 15 hereof shall be the sole and exclusive remedies of Buyer and Seller with respect to the breach of the representations and warranties of Originator set forth in this Agreement.

5.      REPRESENTATIONS AND WARRANTIES OF BUYER

        1) Buyer represents and warrants to  Seller and  Originator  as follows:

        2) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

        3) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by Buyer and no other acts or proceedings on the part of Buyer are necessary to authorize this Agreement or the transactions contemplated hereby, and this Agreement constitutes a valid and legally binding obligation of Buyer.

        4) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by Buyer with the provisions hereof, will violate, conflict with or result in a breach of, or constitute a default under, the charter or by-laws of Buyer or any instrument or agreement to which Buyer is a party or by which it is bound, any federal or state statute, or any judicial or administrative decree, order or ruling applicable to Buyer.

        5) Buyer has purchased Credit Default Insurance with respect to the Receivables pursuant to the terms of Section 2(d) hereof.

6.      REPRESENTATIONS AND WARRANTIES OF SELLER

        (a) Seller represents and warrants to Buyer and Originator as follows:

                    (i) Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

                   (ii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by Seller and no other acts or proceedings on the part of Seller are necessary to authorize this Agreement or the transactions contemplated hereby, and this Agreement constitutes a valid and legally binding obligation of Seller.

                  (iii) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by Seller with the provisions hereof, will violate, conflict with or result in a breach of, or constitute a default under, the charter or by-laws of Seller or any instrument or agreement to which Seller is a party or by which it is bound, any federal or state statute, or any judicial or administrative decree, order or ruling applicable to Seller.

                   (iv) Seller is the legal and beneficial owner of the Receivables being assigned by it hereunder and such Receivables are being transferred to Buyer free and clear of any Lien, security interest or other adverse claim.

                    (v) No Receivable has, as of September 25, 1996, been assigned by any third party servicer for repossession due to default, insurance claim (including physical damage resulting in total loss of the related Financed Vehicle), bankruptcy or for being 59 days or more delinquent.

        (b) In the event of a breach of any warranty and representation set forth in Section 6(a)(iv) or 6(a)(v), if Buyer is required to repurchase such Receivable pursuant to the securitization contemplated herein as a result of such breach of such representation and warranty. Seller will, upon Buyer's demand, immediately repurchase such Receivable for an amount equal to the Purchase Price net of the related Insurance Payment for such Receivable, provided, however, Seller will only be obligated to repurchase a Receivable pursuant to this provision if it receives notice of such breach within sixty
(60) days following the Closing Date. Such notice shall be provided by Buyer to Seller promptly upon receipt of notice in connection with such securitization.

7.      COVENANTS OF ORIGINATOR

        Originator covenants as follows:

               (a) On and after the Closing Date and upon request of Buyer, Originator will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such acts, assignments, releases, powers of attorney, or other instruments and assurances as Buyer may reasonably request and provide for the purpose of more fully effectuating the assignment, transfer and conveyance to Buyer, including, at Buyer's expense, cooperating with Buyer to cause Buyer instead of Originator to be listed as the sole lienholder on each certificate of title representing a Financed Vehicle, provided that in no event shall Originator be obligated to aid or assist Buyer in the collection of the Receivables or related assets.

               (b) All sums received by or on behalf of Originator in payment of obligations represented by the Receivables after the Cutoff Date shall be received for the account of Buyer and shall be promptly paid over to Buyer by Originator (or by any servicing agent on behalf of Originator); provided, however, that Buyer shall promptly reimburse Originator (or the servicing agent, as applicable) in full for any amounts paid to Buyer by Originator on or after the Cutoff Date in respect of which a check drawn by or on behalf of any Obligor under a Receivable is returned due to insufficient funds.

               (c) Originator will cause the current servicer to cooperate in all respects with Buyer in the transfer of servicing of the Receivables to Buyer or Buyer's designee.

8.      COVENANTS OF SELLER

        Seller covenants as follows:

               (a) On and after the Closing Date and upon request of Buyer, Seller will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such acts, assignments, releases, powers of attorney, or other instruments and assurances as Buyer may reasonably request and provide for the purpose of more fully effectuating the assignment, transfer and conveyance to Buyer, including, at Buyer expense, cooperating with Buyer to cause Buyer instead of Originator to be listed as the sole lienholder on each certificate of title representing a Financed Vehicle, provided that in no event shall Seller be obligated to aid or assist Buyer in the collection of the Receivables or related assets.

               (b) All sums received by or on behalf of Seller in payment of obligations represented by the Receivables after the Cutoff Date shall be received for the account of Buyer and shall be promptly paid over to Buyer by Seller (or by any servicing agent on behalf of Seller); provided, however, that Buyer shall promptly reimburse Seller (or the servicing agent, as applicable) in full for any amounts paid to Buyer by Seller on or after the Cutoff Date in respect of which a check drawn by or on behalf of any Obligor under a Receivable is returned due to insufficient funds.

9.      COVENANTS OF BUYER

        Buyer covenants as follows:

               (a) Buyer will place additional VSI Insurance Policies on each Receivable simultaneous with Buyer's purchase from Seller.

               (b) Buyer will appoint, or cause to be appointed, an experienced servicer to service the Receivables with commercially acceptable reasonable care, using the same degree of skill and attention that such an experienced servicer would be expected to exercise for comparable automobile receivables.

               (c) Buyer will cause such servicer to notify Originator upon repossession of a Financed Vehicle. Upon expiration of Obligor's right to redeem, Originator shall have the right to purchase the related Receivable by delivery to the servicer within three business days payment in the amount of the outstanding Principal Balance of the Receivable, plus accrued interest to the date of payment together with accrued late charges and out-of-pocket repossession fees.

               (d)  Buyer  will  purchase  from  Seller,  on the same  terms and conditions as the Receivables purchased hereunder, all of the additional receivables listed on Exhibit H hereto and approximately 80% of the 813 additional receivables listed on Exhibit G hereto (collectively, the "Additional Receivables"), subject to Buyer's ability to finance such purchase pursuant to commercially reasonable warehouse facilities, including but not limited to Buyer's present warehouse facilities or a warehouse facility with Seller on terms substantially similar to Buyer's present warehouse facilities. Such purchase will occur on or before October 10, 1996. Buyer expressly acknowledges that the foregoing commitment to purchase the Additional Receivables constitutes an inducement and consideration for Originator entering into this Agreement.

10.     CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

        The obligation of Buyer to complete the purchase of the Receivables pursuant to this Agreement is subject to the fulfillment prior to or on the Closing Date of each of the following conditions except as may be specifically waived in writing by Buyer:

               (a) The representations and warranties of Seller and Originator set forth in this Agreement shall be true at and as if made on Closing Date;

               (b) Seller shall have delivered to Buyer the Receivables and executed and delivered to Buyer a Bill of Sale relating to the Receivables, substantially in the form of Exhibit "E";

               (c) Seller and Originator shall have executed and delivered to Buyer Limited Powers of Attorney, substantially in the form of Exhibits "F-1" and "F-2", respectively;

               (d) Buyer will have received satisfactory approval from Fitch Investors Service, Inc. and Moody's Investors Service (collectively, the "Rating Agencies") of the inclusion of the Receivables in a securitization to be rated by the Rating Agencies and purchased by the Investor;

               (e) Buyer will have received an irrevocable instruction letter from Originator regarding the VSI Policy and the ALP Insurance Policies applicable to the Receivables purchased by Buyer, and application will have been made by Originator for Buyer to be named as an additional insured on such policies.

               (f) Buyer shall have simultaneously closed the securitization of the Receivables on the Closing Date on terms and conditions acceptable to Buyer and Seller and shall have used a portion of the net proceeds from such securitization to pay the Purchase Price for the Receivables.

11.     CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

        The obligation of Seller to complete the sale of the Receivables pursuant to this Agreement is subject to fulfillment prior to or on the Closing Date of each of the following conditions except as may be specifically waived in writing by Seller:

               (a) receipt of the Purchase Price,

               (b) the representations and warranties of Buyer set forth in this Agreement being true at and as if made on the Closing Date,

               (c) the purchase by Buyer of Credit Default Insurance with respect to the Receivables pursuant to Section 2(d) hereof, and

               (d) the retention of the Insurance Reserve Account, as defined pursuant to the terms of the Amended and Restated Sale and Servicing Agreement, dated April 30, 1996 by and among Seller, Originator and American Lenders Facilities, Inc., pending the sale to Buyer of the Additional Receivables and the repurchase of any remaining receivables from Seller by Originator.

12.     NO BROKERS

        Seller, Buyer and Originator represent and warrant to each other that all negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by each directly with the other or by their respective employees and/or attorneys, without the intervention of any other person in such a manner as might give rise to a claim for a brokerage commission, finder's fee, adviser's fee or like payment.

13.     COSTS AND EXPENSES

        Buyer, Seller and Originator shall each bear their individual costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, fees and disbursements of their respective legal counsel, accountants and other representatives, without recourse, right of offset or other claim against the other for such costs and expenses. Seller shall be responsible for all expenses relating to the servicing and subservicing of the Receivables up to and including September 25, 1996 in accordance with the provisions of the Amended and Restated Sale and Servicing Agreement dated as of April 30, 1996 (the "Sale and Servicing Agreement") among the Seller, as purchaser, the Originator, as seller, and American Lenders Facilities, Inc., as servicer, and Buyer shall be responsible for all expenses relating to the servicing and subservicing of the Receivables on and after September 26, 1996 in accordance with the provisoes of the Sale and Servicing Agreement.

14.     NON-CIRCUMVENTION

        For a period of two years from the date hereof, Buyer agrees that it will not enter into a transaction with or involving Originator, and Originator agrees that it will not enter into a transaction with or involving Buyer, unless such transaction is arranged by Seller on terms acceptable to all parties.

15.     INDEMNITY BY ORIGINATOR

        In the event of the breach by Originator of any representation, warranty, covenant or agreement made by it herein, Originator agrees to defend, indemnify, and hold harmless Buyer and its respective parents, subsidiaries, employees, agents and representatives, for the payment of any and all liabilities, judgments, costs, or expenses incurred by Buyer by reason of such event.

        After Buyer has been served with a complaint in a legal proceeding as to which Originator would be liable to Buyer under the provisions of this Agreement, Buyer shall give written notice to Originator in the manner prescribed in Section 18 hereof. Notwithstanding the right to indemnification hereunder, Buyer shall have the right to participate in the conduct and defense of such legal proceeding, including without limitation the right to decide whether such proceeding should be compromised, settled, or continued. No indemnification shall be provided under this Agreement with respect to any claim as to which notice is not timely delivered to Originator to the extent that Originator suffered actual damages because of the failure to receive timely notice, or with respect to the settlement or compromise of any claim that has been entered into by Buyer without the written approval of Originator. Further, any indemnification hereunder shall be limited by the amount of any tendered offer of settlement or compromise dispositive of all issues and parties which, subject only to Buyer's written approval, the Originator commits in writing to accept and Buyer fails to timely provide its written approval.

16.     INDEMNITY BY BUYER

        In the event of (i) any representation or warranty by Buyer in this Agreement being untrue or incorrect in any respect when made or deemed made, or
(ii) the breach by Buyer of any covenant or agreement made by it herein, Buyer agrees to defend, indemnify, and hold harmless Seller and Originator and their respective parents, subsidiaries, employees, agents and representatives, for the payment of any and all liabilities, judgments, costs, or expenses incurred by Seller and/or Originator, as applicable, by reason of such event.

        After Seller and/or Originator has been served with a complaint in a legal proceeding as to which Buyer would be liable to Seller or Originator under the provisions of this Agreement, Seller and/or Originator, as applicable, shall give written notice to Buyer in the manner prescribed in Section 18 hereof. Notwithstanding the right to indemnification hereunder, Seller and/or Originator, as applicable, shall have the right to participate in the conduct and defense of such legal proceeding, including without limitation the right to decide whether such proceeding should be compromised, settled, or continued. No indemnification shall be provided under this Agreement with respect to any claim as to which notice is not timely delivered to Buyer to the extent that Buyer suffers actual damages because of the failure to receive timely notice, or with respect to the settlement or compromise of any claim that has been entered into by Seller and/or Originator, as applicable, without the written approval of Buyer. Further, any indemnification hereunder shall be limited by the amount of any tendered offer of settlement or compromise dispositive of all issues and parties which, subject only to Seller's and/or Originator's, as applicable, written approval, Buyer commits in writing to accept and Seller and/or Originator, as applicable, fails to timely provide its written approval.

17.     CONFIDENTIALITY

        In connection with the purchase and sale contemplated by this Agreement, each party further agrees that neither it nor its respective affiliates, employees, agents or representatives will divulge or disclose, directly or indirectly, any information, knowledge or data concerning the Receivables and/or any information provided to it pursuant to this Agreement, other than information which has been previously published or otherwise made available to the general public, or as may be required by law or regulation. Buyer shall be entitled to make customary disclosures regarding the Receivables in its private placement memorandum and otherwise in connection with the securitization of the Receivables, provided, however, that any disclosure relating specifically to Buyer or Originator must first be approved in writing by such party.

18.     NOTICES

        All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered or mailed first class, postage prepaid:

        (i)  If to Buyer, to:   AutoBond Acceptance Corporation
                                1301 Congress Avenue, 9th floor
                                Austin, TX 78701
                                Attn: Adrian Katz

        or to Buyer at such other address Buyer shall have furnished in writing to Seller and Originator;

        (ii)  If to Seller, to: Greenwich Capital Financial Products, Inc.
                                600 Steamboat Road
                                Greenwich, CT 06830
                                Attn:  General Counsel

        or to Seller at such other address as Seller shall have furnished in writing to Buyer and Originator; and

        (iii)  If to Originator,
               to:              First Fidelity Acceptance Corp.

                                4975 Preston Park Boulevard
                                Suite 400
                                Plano, TX 75093
                                Attn:  Richard J. Tucker

        or to Originator at such other address as Originator shall have furnished in writing to Buyer and Seller.

19.     SPECIFIC PERFORMANCE

        Buyer, Seller and Originator recognize that each would be irreparably damaged in the event this Agreement is not specifically enforced and, therefore, agree that in the event of any controversy concerning any right or obligation under this Agreement such right or obligation shall be enforceable in a court of equity by a decree of specific performance, which remedy, however, shall be cumulative and not exclusive and in addition to any other remedy at law or equity which the parties may have.

20.     ENTIRE AGREEMENT

        This Agreement and all documents delivered on or after the date hereof in connection herewith constitute the entire agreement between the parties. No modification or variation of this Agreement shall be deemed valid unless made in writing and signed by Buyer, Originator and Seller. No discharge of any term, condition or obligation under this Agreement shall be deemed valid unless the result of full performance by the parties required to render such performance, or unless such discharge or waiver is granted by a writing signed by the party or parties entitled to the performance of such term, condition or obligation.

21.     WAIVERS

        A waiver of any term, condition or obligation under this Agreement by any party shall not be construed as a waiver by such party of any other term, condition or obligation under this Agreement nor shall a waiver of any breach of a term, condition or obligation constitute a waiver of any subsequent breach of the same term, condition or obligation or of any right consequent thereof.

22.     SEVERABILITY

        If any term, condition or obligation under this Agreement shall be or become for any reason wholly or partly invalid or unenforceable, such term, condition or obligation shall be enforced to the extent to which it is legal and valid and the remaining terms, conditions and obligations shall continue to be valid and enforceable and shall be enforced, unless such enforcement is in manifest violation of the present intention of the parties reflected in this Agreement.

23.     COUNTERPARTS

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        This  Agreement  may be  executed in one or more  counterparts,  each of which shall be an original but all of which shall be deemed to be one and the same instrument.

24.     ASSIGNMENT; SUCCESSORS AND ASSIGNS

        This Agreement may not be assigned by Originator without the prior written consent of Buyer. All rights, title and interest may be assigned by Buyer to any Assignee upon written notification to Seller and Originator, provided that such Assignee is an affiliate of Buyer and that such assignment is for use in the securitization transaction as discussed herein.

25.     BUYER TO PROVIDE INFORMATION: FURTHER ASSURANCES

        Buyer agrees to provide to Seller and Originator, on a monthly basis, the following information: (i) each Receivable paid off or charged off during the immediately preceding calendar month, the date of pay-off or charge-off and the principal balance at the date of chargeoff; (ii) the principal balance of each Receivable remaining outstanding at the conclusion of the immediately preceding calendar month; (iii) such other information relating to loss, expense, delinquency, prepayment and other data relating to the Receivables as is customarily reported on a securitized pool of receivables similar to the Receivables; and (iv) such information relating to distributions of the Guarantee Fee referred to in Section 2(c)(ii) as is customarily reported for similar securities. Each of Seller and Originator agrees to make, execute and deliver to Buyer and Buyer agrees to make, execute and deliver to Seller and Originator, on request, all such other further instruments, papers, and documents as may be reasonably required to carry out any of the provisions of this Agreement.

26.     GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               IN WITNESS WHEREOF, Originator, Seller and Buyer have duly executed this Agreement as of the date first above written.


                             FIRST FIDELITY ACCEPTANCE CORP., Originator



                             By: /s/ Richard Tucker
                                 _______________________________________________
                             Name:
                             Title:

                             GREENWICH CAPITAL FINANCIAL
                             PRODUCTS, INC., Seller

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                             By: /s/ Thomas Kaplan
                                 ______________________________________________
                             Name:
                             Title:


                             AUTOBOND ACCEPTANCE CORPORATION, Buyer



                             By: /s/ Adrian Katz
                                 _______________________________________________
                             Name:
                             Title:

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                                   EXHIBIT "A"

                             SCHEDULE OF RECEIVABLES

                                   EXHIBIT "B"

                             ALP INSURANCE POLICIES

















                                       B-1




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                                   EXHIBIT "C"

                              (PROGRAM GUIDELINES)

















                                       C-1




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                                   EXHIBIT "D"

                                   VSI POLICY

















                                       D-1




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                                   EXHIBIT "E"

                   BILL OF SALE AND ASSIGNMENT OF RECEIVABLES

        IN CONSIDERATION OF good and valuable consideration, the receipt of which is hereby acknowledged, and pursuant to and in furtherance of a certain Automobile Loan Sale Agreement dated September 30, 1996, (the "Agreement") by and among First Fidelity Acceptance Corp., a Nevada corporation, Greenwich Capital Financial Products, Inc. (hereinafter called "Seller"), a Delaware corporation, and AutoBond Acceptance Corporation (hereinafter called "Buyer"), a Texas corporation. Seller does hereby grant, bargain, sell, assign, convey and transfer to, and vest in Buyer, its successors and assigns, without recourse, representation or warranty, all of Seller's right, title and interest (legal and or equitable) in and to the following described property and assets, all in accordance with the terms and provisions of said Agreement:

               (1) the Receivables listed on the Schedule of Receivables, and all moneys received thereon on and after the Cutoff Date;

               (2) the security interests in the Financed Vehicles granted by Obligors pursuant to such Receivables and any other interest of Seller in such Financed Vehicles;

               (3) any proceeds with respect to such Receivables from claims on the ALP Insurance Policies, the VSI Policy and any other physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors;

               (4) any proceeds with respect to such Receivables from recourse to Dealers thereon;

               (5) any Financed Vehicle that shall have secured any such Receivable and shall have been acquired by or on behalf of Seller or Buyer; and

               (6)  the proceeds of any and all of the foregoing.

        Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

        IN WITNESS WHEREOF, Seller has caused this instrument to be duly executed this 30th day of September, 1996, and the seal of the corporation to be affixed hereto.

                                       GREENWICH CAPITAL FINANCIAL
                                       PRODUCTS, INC., Seller



Attest:                                By_______________________________________
                                       Name:____________________________________
__________________________________     Title:___________________________________
Its:____________________ Secretary

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                             EXHIBIT "E" - CONTINUED

                   BILL OF SALE AND ASSIGNMENT OF RECEIVABLES

STATE OF                      )
                              )
COUNTY OF                     )

        On, ___________ __, 1996, before me, a Notary Public in and for said County and State, personally appeared ______________ and ________________, known to me to be the __________ and __________, respectively, of __________, and known to me to be the persons who executed the within instrument on behalf of the said corporation pursuant to its by-laws or a resolution of its Board of Directors.

        WITNESS my hand and official seal.




                                       _________________________________________
                                       Notary Public

My Commission expires: ________________

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                                  EXHIBIT "F-1"

                            LIMITED POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, pursuant to Section 10(c) of a certain Automobile Loan Sale Agreement dated September 30, 1996, (the "Agreement") by and among First Fidelity Acceptance Corp., a Nevada corporation, Greenwich Capital Financial Products, Inc., a Delaware corporation herein termed the "Principal", and AutoBond Acceptance Corporation, a Texas corporation herein termed the "Attorney", the undersigned Principal does hereby constitute and appoint the Attorney, its successors and assigns, as the true and lawful attorney-in-fact of the Principal and with full power by an instrument in writing to appoint a substitute or substitutes, to demand, reduce to possession, collect, receive, receipt for, endorse, compromise, settle or assign without recourse any and all indebtedness, notes, commercial paper, promises to pay, retail installment sales contracts, chattel paper, instruments, choses in action and other obligations described in Exhibit "A" to the Bill of Sale and Assignment of Receivables dated September 30, 1996 from the Principal to the Attorney, herein termed the "Receivables", together with all monies due or to become due under said Receivables after the Cutoff Date, proceeds from any recourse to dealers and proceeds from claims on any insurance policies relating to such Receivables and any and all claims, choses in action, and rights and causes of action relating thereto, including without limitation any and all personal property, security instruments and insurance policies held as security for said Receivables, and all other property of every kind identified in said Exhibit "A"; to cancel or release the Receivables and release any security, in whole or in part and in connection therewith to execute, acknowledge or handle proper discharges, releases, satisfactions or other instruments in writing which may become necessary in order to carry the foregoing powers into effect, the Principal hereby ratifying and confirming all acts and things lawfully and reasonably done by the Attorney or its substitute or substitutes in pursuance of the authority herein granted.

        This Limited Power of Attorney shall terminate six months after the final scheduled maturity date of the Receivables.

        IN WITNESS WHEREOF, the Principal has executed this instrument this 30th day of September, 1996.

                                       GREENWICH CAPITAL FINANCIAL
                                       PRODUCTS, INC., Seller




Attest:                                By_______________________________________
                                       Name:____________________________________
__________________________________     Title:___________________________________
Its:____________________ Secretary






                                      F-1-1




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                            EXHIBIT "F-1" - CONTINUED

                            LIMITED POWER OF ATTORNEY

STATE OF                      )
                              )
COUNTY OF                     )

        On, ___________ __, 1996, before me, a Notary Public in and for said County and State, personally appeared ______________ and ________________, known to me to be the __________ and __________, respectively, of __________, and known to me to be the persons who executed the within instrument on behalf of the said corporation pursuant to its by-laws or a resolution of its Board of Directors.

        WITNESS my hand and official seal.




                                       _________________________________________
                                       Notary Public

My Commission expires: ________________





                                      F-1-2





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                                  EXHIBIT "F-2"

                            LIMITED POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, pursuant to Section 10(c) of a certain Automobile Loan Sale Agreement dated September 30, 1996, among FIRST FIDELITY ACCEPTANCE CORP., a Nevada corporation, herein termed (the "Principal'), GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation herein termed the "Seller", and AUTOBOND ACCEPTANCE CORPORATION, a Texas corporation herein termed the "Attorney", the undersigned Principal does hereby constitute and appoint the Attorney, its successors and assigns, as the true and lawful attorney-in-fact of the Principal and with full power by an instrument in writing to appoint, upon notice to the Principal, a substitute or substitutes, to demand, reduce to possession, collect, receive, receipt for, endorse, compromise, settle or assign without recourse any and all indebtedness, notes, commercial paper, promises to pay, retail installment sale contracts, chattel paper, instruments, choses in action and other obligations described in Exhibit "A" to that certain Bill of Sale and Assignment of Receivables dated September 30, 1996, from Seller to the Attorney, herein termed the "Receivables", together with all monies due or to become due under said Receivables, and any and all claims, choses in action, and rights and causes of action relating thereto, including without limitation any and all personal property, security instruments and insurance policies held as security for said Receivables, and all other property of every kind identified in said Exhibit "A"; to cancel or release the Receivables and release any security, in whole or in part and in connection therewith to execute, acknowledge or handle proper discharges, releases, satisfactions, certificates of title, other lien certificates or other instruments in writing which may become necessary in order to carry the foregoing powers into effect, the Principal hereby ratifying and confirming all acts and things lawfully and reasonably done by the Attorney or its substitute or substitutes in pursuance of the authority herein granted.

        IN WITNESS WHEREOF, the Principal has executed this instrument 30th day of September, 1996.


Attest:                                FIRST FIDELITY ACCEPTANCE CORP.



________________________               By: _____________________________________

Its: ___________Secretary              Its: ______________________President




                                      F-2-1




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                            EXHIBIT "F-2" - CONTINUED

                            LIMITED POWER OF ATTORNEY

STATE OF                      )
                              )
COUNTY OF                     )

        On, ___________ __, 1996, before me, a Notary Public in and for said County and State, personally appeared ______________ and ________________, known to me to be the __________ and __________, respectively, of __________, and known to me to be the persons who executed the within instrument on behalf of the said corporation pursuant to its by-laws or a resolution of its Board of Directors.

        WITNESS my hand and official seal.



                                       _________________________________________
                                       Notary Public

My Commission expires: ________________






                                      F-2-2

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                                   EXHIBIT "G"

                   SCHEDULE OF CERTAIN ADDITIONAL RECEIVABLES

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                                   EXHIBIT "H"

                   SCHEDULE OF CERTAIN ADDITIONAL RECEIVABLES

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                                   EXHIBIT "I"

                        FORM OF GUARANTEE FEE CERTIFICATE

























                                       I-1

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